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                                                                    Exhibit 99.2


PROXY                                                                     PROXY
                       INFINITY BROADCASTING CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 10, 1996

The undersigned, a stockholder of record of Infinity Broadcasting Corporation (the "Company") as of the close of business on October 15, 1996, hereby appoints Michael A. Wiener and Gerald Carrus, or either of them, each with full power of substitution, as proxies to vote all stock in the Company that the undersigned would be entitled to vote on all matters that may properly come before the Special Meeting of Stockholders on December 10, 1996 and any adjournments or postponements thereof (the "Special Meeting").

Returned proxy forms will be voted: (1) as specified on the matter referenced on the reverse side of this Proxy Form: (2) IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; and (3) in accordance with the judgment of the proxies on any other matters that properly come before the Special Meeting.

Your shares will not be voted unless your signed and dated Proxy Form is returned or you otherwise vote at the Special Meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY CARD.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


                                     FOR            AGAINST            ABSTAIN

1. Approval and adoption of the     [   ]            [   ]              [   ]
   Agreement and Plan of Merger
   dated as of June 20, 1996, as
   amended, among Westinghouse
   Electric Corporation, R
   Acquisition Corp. and the
   Company, and the transactions
   contemplated thereby.

                                        YOUR SHARES WILL NOT BE VOTED UNLESS
                                        YOUR SIGNED AND DATED PROXY FORM IS
                                        RETURNED OR YOU OTHERWISE VOTE AT THE
                                        SPECIAL MEETING.

                                        Dated:                , 1996
                                              ----------------

                                        ----------------------------
                                        Signature

                                        ----------------------------
                                        Signature

                                        Please sign as registered in promptly in the enclosed envelope. Executors, trustees and others signing in a representative capacity should include their names and the capacity in which they sign.


                                        PLEASE COMPLETE, SIGN AND DATE AND
                                        RETURN PROMPTLY.